                                                                 Exhibit 10.4(A)

                                                                  Execution Copy






                    MASTER FLOW SALE AND SERVICING AGREEMENT
                    Dated and effective as of August 1, 2003




                  BANC OF AMERICA MORTGAGE CAPITAL CORPORATION
                                 (Initial Owner)


                                       and



                            GMAC MORTGAGE CORPORATION
                                    (Company)


                     Fixed Rate Conventional Mortgage Loans

                                TABLE OF CONTENTS

                                                                            Page



ARTICLE I DEFINITIONS .........................................................2

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; BOOKS AND
RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS...........................       11
   Section 2.01       Conveyance of Mortgage Loans; Possession of Mortgage
                      Files...................................................11

   Section 2.02       Books and Records.......................................12

   Section 2.03       Delivery of the Collateral File.........................12


ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY; REPURCHASE AND
SUBSTITUTION; REVIEW OF MORTGAGE LOANS........................................14
   Section 3.01       Representations and Warranties of the Company...........14

   Section 3.02       Representations and Warranties as to Individual Mortgage
                      Loans...................................................16

   Section 3.03       Repurchase and Substitution.............................23

ARTICLE IV ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.....................24
   Section 4.01       Company to Act as Servicer..............................24

   Section 4.02       Liquidation of Mortgage Loans; Servicing Advances and
                      Foreclosure.............................................25

   Section 4.03       Collection of Mortgage Loan Payments....................26

   Section 4.04       Establishment of Custodial Account; Deposits in Custodial
                      Account.................................................26

   Section 4.05       Withdrawals From the Custodial Account..................28

   Section 4.06       Establishment of Escrow Account; Deposits in Escrow
                      Account.................................................29

   Section 4.07       Withdrawals From Escrow Account.........................29

   Section 4.08       Payment of Taxes, Insurance and Other Charges...........30

   Section 4.09       Transfer of Accounts....................................30

   Section 4.10       Maintenance of Hazard Insurance.........................30

   Section 4.11       Maintenance of Blanket Insurance Policy.................31

   Section 4.12       Maintenance of Mortgage Impairment Insurance Policy.....32

   Section 4.13       Fidelity Bond; Errors and Omissions Insurance...........32

   Section 4.14       Title, Management and Disposition of REO Property.......32

   Section 4.15       Reserved................................................34

   Section 4.16       Inspections.............................................34

   Section 4.17       Restoration of Mortgaged Property.......................34

   Section 4.18       Maintenance of Primary Insurance Policy; Claims.........35

   Section 4.19       Real Estate Owned Reports...............................35

   Section 4.20       Liquidation Reports.....................................36

   Section 4.21       Reports of Foreclosures and Abandonments of Mortgaged
                      Property................................................36

   Section 4.22       Disaster Recovery/Business Continuity Plan..............36


ARTICLE V PAYMENTS TO THE OWNER...............................................36
   Section 5.01       Distributions...........................................36

   Section 5.02       Statements to the Owner.................................37

   Section 5.03       P&I Advances by the Company.............................37

   Section 5.04       Prepayment Interest Shortfalls..........................38


ARTICLE VI GENERAL SERVICING PROCEDURE........................................38
   Section 6.01       Assumption Agreements...................................38

   Section 6.02       Release of Mortgage Files; Wrongful Satisfaction of
                      Mortgages...............................................39

   Section 6.03       Servicing Compensation..................................39

   Section 6.04       Annual Statement as to Compliance.......................39

   Section 6.05       Annual Independent Public Accountants' Servicing Report.40

   Section 6.06       Owner's Right to Examine the Company Records............40

   Section 6.07       Compliance with REMIC Provisions........................40

   Section 6.08       Fair Credit Reporting Act Compliance....................40


ARTICLE VII REPORTS TO BE PREPARED BY THE COMPANY.............................40
   Section 7.01       The Company Shall Provide Access and Information as
                      Reasonably Required.....................................40

   Section 7.02       Financial Statements....................................41

   Section 7.03       Cooperation with Third-Party Service Providers..........41


ARTICLE VIII THE COMPANY......................................................41
   Section 8.01       Indemnification; Third Party Claims.....................41

   Section 8.02       Merger or Consolidation of the Company..................42

   Section 8.03       Company Not to Resign...................................42


ARTICLE IX DEFAULT    42
   Section 9.01       Events of Default.......................................42

   Section 9.02       Waiver of Defaults......................................44


ARTICLE X TERMINATION 44
   Section 10.01      Termination.............................................44

   Section 10.02      Termination Without Cause...............................44


ARTICLE XI MISCELLANEOUS PROVISIONS...........................................45
   Section 11.01      Successor to the Company................................45

   Section 11.02      Repurchases and Related Assurances......................46

   Section 11.03      Amendment...............................................46

   Section 11.04      Reserved................................................46

   Section 11.05      Duration of Agreement...................................46

   Section 11.06      Governing Law...........................................46

   Section 11.07      Notices.................................................47

   Section 11.08      Severability of Provisions..............................47

   Section 11.09      No Partnership..........................................47

   Section 11.10      Counterparts............................................47

   Section 11.11      Successors and Assigns..................................47

   Section 11.12      Intention of the Parties................................47

   Section 11.13      Solicitation of Mortgagor...............................48

   Section 11.14      Further Agreements......................................48

                                       ii

   Section 11.15      Confidential Information................................48

   Section 11.16      Exhibits................................................49

   Section 11.17      General Interpretive Principles.........................49


ARTICLE XII WHOLE LOAN TRANSFER; PASS-THROUGH TRANSFER........................49
   Section 12.01 Removal of Mortgage Loans from Inclusion under this Agreement upon a Whole Loan Transfer or a Pass-Through

   Transfer on One or More Reconstitution Dates...............................49


                                    EXHIBITS

         Exhibit A         Contents of Mortgage Files

         Exhibit B         Custodial Account Letter Agreement

         Exhibit C         Escrow Account Letter Agreement

         Exhibit D         Form of Request for Release of Documents

         Exhibit E         Form of Monthly Remittance Advice

         Exhibit F         Underwriting Standards

         Exhibit G         SEC Certification

         Exhibit H         Form of Assignment and Conveyance

     This is a Master Flow Sale and Servicing Agreement, dated and effective as of August 1, 2003, and is executed between Banc of America Mortgage Capital Corporation, a North Carolina corporation, as purchaser and initial owner (hereinafter, the "Initial Owner"), and GMAC Mortgage Corporation, a Pennsylvania corporation, as seller and servicer (the "Company"). The Initial Owner has agreed to purchase from time to time, from the Company and the Company has agreed to sell, from time to time, to the Initial Owner, certain conventional fixed rate residential mortgage loans (the "Mortgage Loans") as described herein on a servicing retained basis, which shall be delivered in groups of whole loans on various dates as provided herein (each a "Closing Date").

     Each Mortgage Loan is secured by first lien mortgages or deeds of trust on residential dwellings located in the jurisdiction indicated on the Mortgage Loan Schedule.

     The Initial Owner and the Company wish to prescribe the manner of conveyance, servicing and control of the Mortgage Loans.

     In consideration of the premises and the mutual agreements hereinafter set forth, the Initial Owner and the Company agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     "Agreement": This Master Flow Sale and Servicing Agreement, including all exhibits hereto, and all amendments hereof and supplements hereto.

     "ALTA": The American Land Title Association.

     "Appraisal": A written appraisal of a Mortgaged Property made by a qualified appraiser satisfying the requirements of Title XI of The Financial Institutions Reform, and Enforcement Act of 1989, as amended, and the regulations promulgated thereunder, which appraisal must be written, in form and substance, to FDIC, Fannie Mae and Freddie Mac standards, and must meet the appraisal standards of the Uniform Standards of Professional Appraisal Practice.

     "Appraised Value": The amount set forth in an Appraisal in connection with the origination of each Mortgage Loan as the value of the Mortgaged Property, or, if the Mortgage Loan is a refinanced Mortgage Loan processed and originated under the Company's "express refinance," "streamline refinance," "GM family" or "select processing" program (as described in the Company's underwriting guidelines attached hereto as Exhibit F) the Appraised Value shall equal the amount indicated on the Company's servicing system as the appraised value of the Mortgaged Property; or if the Mortgage Loan is a purchase Mortgage Loan originated under the Company's "select processing" or "GM family" programs (as described in the Company's underwriting guidelines attached hereto as Exhibit F) the Appraised Value shall equal the amount of the purchase price of the Mortgaged Property.

     "Assignment and Conveyance": An assignment and conveyance with respect to the Mortgage Loans purchased on a Closing Date in the form annexed hereto as Exhibit H.

     "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form (but not recorded) that, when properly completed and recorded, is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Owner.

     "Assumed Principal Balance": As to each Mortgage Loan as of any date of determination, (i) the principal balance of the Mortgage Loan outstanding as of the related Cut-off Date after application of payments due on or before the related Cut-off Date, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the Mortgage Loan pursuant to Section
5.01 and representing (a) payments or other recoveries of principal or (b) advances of scheduled principal payments made pursuant to Section 5.03.

     "Business Day": Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking or savings and loan institutions in the Commonwealth of Pennsylvania, State of Iowa or State of New York are authorized or obligated by law or executive order to be closed.

     "Closing Date": The date or dates on which the Initial Owner, from time to time, shall purchase and the Company, from time to time, shall sell to the Initial Owner, the Mortgage Loans listed on the Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

     "Code": The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

     "Collateral File": The documents outlined in Section 2.03 required to be delivered to the Owner under same.

     "Company": GMAC Mortgage Corporation, a Pennsylvania corporation, or its successor in interest or any successor to the Company under this Agreement appointed as herein provided.

     "Condemnation Proceeds": All awards or settlements in respect of a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation.

     "Consumer Information": Information including but not limited to all personal information about any Mortgagor that is supplied to the Company by or on behalf of the Mortgagor.

     "Custodial   Account":   The  separate  account  or  accounts  created  and
maintained pursuant to Section 4.04.

     "Custodian": The custodian, or its successor in interest or assigns, under a certain custodial agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other documents upon purchase of the Mortgage Loans by the Initial Owner.

     "Curtailment": Any Principal Prepayment made by a Mortgagor that is not a Full Principal Prepayment.

     "Customary Servicing Procedures": Procedures (including collection procedures) using the same care that the Company customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices.

     "Cut-off Date": The first day of the month in which the respective Closing Date occurs or if the first day of such month is not a Business Day, the first Business Day immediately following.

     "Deleted Mortgage Loan": A Mortgage Loan which is repurchased by the Company in accordance with the terms of this Agreement or which is replaced or to be replaced with a Qualified Substitute Mortgage Loan in accordance with the terms of this Agreement.

     "Determination Date": The 16th day (or if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day) of the month of the related Remittance Date.

     "Due Date": The day of the month on which each Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

     "Due Period": With respect to each Remittance Date, the period beginning on the second day of the month preceding the month of the Remittance Date, and ending on the first day of the month of the Remittance Date.

     "Eligible Depository Institution": An account or accounts maintained with a depository institution which is acceptable to Fannie Mae or Freddie Mac for establishment of custodial accounts.

     "Eligible Investments": Any one or more of the following obligations or securities:

          (i) obligations of or guaranteed as to principal and interest by the United States, Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided, that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates except that investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages shall not constitute Eligible Investments hereunder;

          (ii) repurchase agreements (which must be fully collateralized) on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof;

          (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company;

          (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which are rated at least "A-1" or "P-1" by S & P and Moody's, respectively;

          (v) obligations of major foreign commercial banks, limited to Eurodollar deposits, time deposits, certificate of deposits, bankers acceptances, Yankee Bankers acceptances and Yankee certificate of deposits;

          (vi) obligations of major foreign corporations limited to commercial paper, auction rate preferred stock, medium term notes, master notes and loan participations;

          (vii) money market funds comprised of securities described in the aforementioned clauses (i) through (iv) and having a stated policy of maintaining a set net asset value per share (a "Money Market Fund"). All Money Market Funds will conform to Rule 2a-7 of the Investment Company Act of 1940;

provided, however, that no instrument shall be an Eligible Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

     "Escrow Account": The separate account or accounts created and maintained pursuant to Section 4.06.

     "Escrow Payments": The amounts constituting taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

     "Event of Default": Any one of the conditions or circumstances enumerated in Section 9.01.

     "Fannie Mae": The Federal National Mortgage Association or any successor organization.

     "Fidelity Bond": A fidelity bond required to be maintained by the Company pursuant to Section 4.13.

     "FDIC":  The  Federal  Deposit  Insurance   Corporation  or  any  successor
organization.

     "Freddie Mac": The Federal Home Loan Mortgage Corporation or any successor organization.

     "Full Principal Prepayment": A Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

     "HUD": The Department of Housing and Urban Development or any successor organization.

     "Initial Owner": Banc of America Mortgage Capital Corporation, a North Carolina corporation.

     "Insurance Proceeds": Proceeds of any Primary Insurance Policy, title policy, hazard policy or other insurance policy covering a Mortgage Loan, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with Customary Servicing Procedures or in accordance with the terms of the related Mortgage Loan or applicable law.

     "Liquidation Proceeds": Cash, other than Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds, received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of the Mortgage Loan, trustee's sale, foreclosure sale or otherwise.

     "Loan-to-Value Ratio" or "LTV": With respect to any Mortgage Loan, the original principal balance of such Mortgage Loan divided by the Appraised Value of the related Mortgaged Property.

     "MERS": Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

     "MERS(R)   System":   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     "Monthly Payment": The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor under the related Mortgage Note.

     "Moody's": Moody's Investor Services, Inc. or any successor thereto.

     "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on or first priority ownership interest in an estate in fee simple, in real property securing a Mortgage Note, including any rider incorporated by reference therein.

     "Mortgage File": The documents, records and other items referred to in Exhibit A annexed hereto pertaining to a particular Mortgage Loan.

     "Mortgage Interest Rate": The annual rate at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note.

     "Mortgage Loan": An individual mortgage loan that is the subject of this Agreement, each mortgage loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule.

     "Mortgage Loan Package": A pool or group of Mortgage Loans purchased on a Closing Date, as described in the Mortgage Loan Schedule annexed to the related Assignment and Conveyance.

     "Mortgage Loan Remittance Rate": As to each Mortgage Loan, the annual rate of interest required to be remitted hereunder to the Owner, which shall be equal to the related Mortgage Interest Rate minus the related Servicing Fee.

     "Mortgage Loan Schedule": With respect to each Mortgage Loan Package, the schedule of Mortgage Loans annexed to the related Assignment and Conveyance, such schedule setting forth the following information as to each Mortgage Loan, as applicable: (a) the Mortgage Loan identifying number, (b) state and zip code of the Mortgaged Property, (c) the Mortgage Interest Rate, (d) the original principal balance of the Mortgage Loan, (e) principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date, whether or not collected, (f) the first payment date,
(g) a code  indicating  whether the Mortgaged  Property is occupied by the owner

(and, if so, whether it is occupied as a primary, secondary or vacation residence), (h) the purpose of the Mortgage Loan, (i) the "MIN" or mortgage identification number indicating loans registered with MERS, (j) a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four-family residence, PUD or Condominium, (k) the Monthly Payment, (l) the original term to maturity, (m) the scheduled maturity date, (n) LTV Ratio, (o) a code indicating the name of the issuer of the Primary Insurance Policy and (p) the Appraised Value.

     "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by the related Mortgage.

     "Mortgaged Property": The real property and improvements subject to a Mortgage, constituting security for repayment of the debt evidenced by the related Mortgage Note. "Mortgagor": The obligor on a Mortgage Note.

     "Nonrecoverable Advance": Any advance previously made by the Company pursuant to Section 5.03 or Section 5.04 or any expenses incurred pursuant to
Section 4.08 which, in the good faith judgment of the Company, may not be ultimately recoverable by the Company from Liquidation Proceeds. The determination by the Company that it has made a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Company delivered to the Owner and detailing the reasons for such determination.

     "Officers' Certificate": A certificate signed by the President, a Senior Vice President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Secretaries of the Company, or by other duly authorized officers or agents of the Company, and delivered to the Owner as required by this Agreement.

     "Opinion of Counsel": A written opinion of counsel, who may be salaried counsel employed by the Company.

     "Owner": The Initial Owner and any successor or assign to this Agreement of the Initial Owner or an Owner.

     "P&I Advance": As to any Mortgage Loan, any advance made by the Company pursuant to Section 5.03.

     "Pass-Through Transfer": The sale or transfer of some or all of the Mortgage Loans by the Initial Owner to a trust to be formed as part of a publicly issued or privately placed mortgage-backed securities transaction.

     "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Prepayment Interest Shortfall": As to any Remittance Date and any Mortgage Loan, (a) if such Mortgage Loan was the subject of a Full Principal Prepayment during the related Principal Prepayment Period, the excess of one month's interest (adjusted to the Mortgage Loan Remittance Rate) on the Assumed

Principal Balance of such Mortgage Loan outstanding immediately prior to such prepayment, over the amount of interest (adjusted to the Mortgage Loan Remittance Rate) actually paid by the Mortgagor in respect of such Principal
Prepayment Period, and (b) if such Mortgage Loan was the subject of a Curtailment during the related Principal Prepayment Period, an amount equal to one month's interest at the Mortgage Loan Remittance Rate on the amount of such Curtailment.

     "Primary Insurance Policy": With respect to each Mortgage Loan, the primary policy of mortgage insurance in effect, or any replacement policy therefor obtained by the Company pursuant to Section 4.08.

     "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     "Principal Prepayment Period": As to any Remittance Date, the calendar month preceding the calendar month in which such Remittance Date occurs.

     "Purchase Price": The price paid on the related Closing Date by the Initial Owner to the Company for the Mortgage Loans, as calculated as set forth in the Purchase Price and Terms Letter.

     "Purchase Price and Terms Letter": With respect to any Mortgage Loan Package purchased and sold on any Closing Date, the letter agreement between the Initial Owner and the Company, setting forth the terms and conditions of such transaction and describing the Mortgage Loans to be purchased by the Initial Owner on such Closing Date.

     "Qualified Substitute Mortgage Loan": A mortgage loan substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have a principal balance at the time of substitution not in excess of the principal balance of the Deleted Mortgage Loan (the amount of any difference being deemed to be a principal payment to be credited to or deposited by the Company in the Custodial Account), (ii) have a Mortgage Interest Rate not less than and not more than 1% greater than that of the Deleted Mortgage Loan,
(iii) have a remaining maturity not later than and not more than one year less than the remaining maturity of the Deleted Mortgage Loan and (iv) be, in the reasonable determination of the Company of the same type, quality and character as the Deleted Mortgage Loan as if the breach had not occurred.

     "Rating Agency": Each of Fitch, Inc., Moody's, and S & P, or any successor thereto.

     "Reconstitution Agreement": The agreement or agreements entered into by the Company and the Owner and certain third parties on any Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or a Pass-Through Transfer as provided in
Section 12.01.

     "Reconstitution Date": The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Whole Loan Transfer or Pass-Through

Transfer pursuant to Section 12.01 hereof. On such date, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Company shall cease to service such Mortgage Loans under this Agreement.

     "Record Date": The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

     "Refinanced Mortgage Loan": A Mortgage Loan that was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan.

     "REMIC": A "real estate mortgage  investment conduit" within the meaning of
Section 860D of the Code.

     "REMIC Provisions": Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time

     "Remittance Date": The 18th day of any month, or if such 18th day is not a Business Day, the first Business Day immediately following.

     "REO Disposition": The final sale by the Company of a Mortgaged Property acquired by the Company in foreclosure or by deed in lieu of foreclosure.

     "REO Disposition Proceeds": All amounts received with respect to an REO Disposition pursuant to Section 4.14.

     "REO Property": A Mortgaged Property acquired by the Company through foreclosure or deed in lieu of foreclosure, as described in Section 4.14.

     "Repurchase Price": With respect to any Mortgage Loan to be repurchased by the Company pursuant to Section 3.03, an amount equal to the Assumed Principal Balance of such Mortgage Loan as of the date of such repurchase, plus interest on such Assumed Principal Balance at the Mortgage Loan Remittance Rate from the date to which interest has last been paid to the day prior to the day of the repurchase, plus with regard to any Mortgage Loan subject to a Pass-Through Transfer, any costs and damages incurred by a related trust in connection with any violation by such Mortgage Loan of any predatory or abusive lending law.

     "S & P": Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies Inc., or any successor thereto.

     "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of REO Property pursuant to Section 4.14 and (d) compliance with the Company's obligations described in Section 4.08.

     "Servicing Fee": The amount of the annual fee the Owner shall pay to the Company, equal to .25% of the outstanding principal amount of each Mortgage Loan. Such fee shall be payable monthly and shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on a Mortgage Loan is computed.

     "Servicing Officer": Any officer of the Company involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Owner upon request, as such list may from time to time be amended.

     "Whole Loan Transfer": Any sale or transfer of all of the Mortgage Loans by the Initial Owner to a third party.

                                   ARTICLE II

 CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS;
                      DELIVERY OF MORTGAGE LOAN DOCUMENTS

     Section 2.01  Conveyance of Mortgage  Loans;  Possession of Mortgage Files.
                   ------------------------------------------------------------

     (a) The Company, in exchange for the payment of the applicable Purchase Price by the Initial Owner on the related Closing Date, shall sell, transfer, assign, set over and convey to the Initial Owner, without recourse, but subject to the terms of this Agreement, all of its rights, title and interest in and to the Mortgage Loans in that Mortgage Loan Package having an aggregate principal balance on the related Cut-off Date in an amount as set forth in the related Purchase Price and Terms Letter, or in such other amount as agreed to by the Initial Owner and the Company as evidenced by the actual aggregate principal balance of such Mortgage Loan Package accepted by the Initial Owner on the related Closing Date, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein.

     (b) On each Closing Date, the Initial Owner shall be entitled to receive all interest and principal received by the Company on or with respect to the Mortgage Loans in the related Mortgage Loan Packages after the related Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before such Cut-off Date). The Company shall deliver to the Initial Owner the Mortgage Loan Schedule at least two (2) Business Days prior to the related Closing Date. Pursuant to Section 2.03 hereof, the Company shall deliver a portion of each Mortgage File to the Owner. The contents of each Mortgage File not delivered to the Owner shall be held in trust by the Company for the benefit of the Owner as the owner thereof and the Company's possession of the portion of each Mortgage File so retained shall be at the will of the Owner for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company shall be in a custodial capacity only. On the related Closing Date, the ownership of each Mortgage Note, Mortgage and each related Mortgage File shall be vested in the Owner and the ownership of all records and documents with respect to each related Mortgage Loan prepared by or which come into the possession of the Company shall immediately vest in the Owner and shall be retained and maintained, in trust, by the Company at the will of the Owner in such custodial capacity only. The Mortgage File may be retained in microfilm, microfiche, optical storage or magnetic media in lieu of hard copy. The Company shall maintain records (i) confirming the sale of the related Mortgage Loan to the Owner and (ii) confirming the Owner's ownership interest in the Mortgage File. The Company shall release from its custody the contents of any Mortgage File only in accordance with written instructions from the Owner, unless such release is required as incidental to the Company's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan or the removal of any Mortgage Loan or related REO Property from the terms of this Agreement pursuant to Section 3.03 in which case such written instructions shall not be required.

     (c) The Purchase Price for the Mortgage Loans in each Mortgage Loan Package shall be the percentage of par as stated in or as otherwise calculated pursuant to the related Purchase Price and Terms Letter (subject to adjustment as provided therein), plus accrued interest on the aggregate scheduled principal balance of such Mortgage Loans at the weighted average Mortgage Loan Remittance

Rate from the related Cut-off Date through the day prior to the related Closing Date inclusive. The initial principal amount of such Mortgage Loans shall be the aggregate principal balance of such Mortgage Loans, so computed as of the related Cut-off Date, after application of scheduled payments of principal due on or before the related Cut-off Date, whether or not collected. Such payments shall be made to the account designated by the Company by wire transfer of immediately available funds.

     Section 2.02  Books and Records.
                   -----------------

     (a) Notwithstanding the sale of the Mortgage Loans to the Owner, record title to each Mortgage and the related Mortgage Note shall continue in the name of the Company and be retained by the Company in trust for the Owner for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with a Mortgage Loan shall be held by the Company in trust for the benefit of the Owner as the owner of the Mortgage Loans, subject to subsequent deduction of amounts to which the Company is entitled pursuant to the terms of this Agreement.

     (b) The sale of each Mortgage Loan shall be reflected on the Company's balance sheet and other financial statements as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan, which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Owner.

     Section 2.03  Delivery of the Collateral File.
                   -------------------------------

     (a) The Company shall, on or prior to each Closing Date, deliver to the Initial Owner or its designee each of the following documents for each Mortgage Loan in the related Mortgage Loan Package:

          (i) The original Mortgage Note endorsed, "Pay to the order of ______________________, without recourse" and signed in the name of the Company by an authorized officer. Such signature may be an original signature or a facsimile signature of such officer. In the event the original Mortgage Note is lost, misplaced or destroyed, the Company shall deliver a lost note affidavit in lieu of the original Mortgage Note. If the Mortgage Loan was acquired by the Company in a merger, the endorsement must be by "GMAC Mortgage Corporation, successor by merger to [name of predecessor]"; and if the Mortgage Loan was acquired or originated by the Company while doing business under another name, the endorsement must be by "GMAC Mortgage Corporation, formerly known as [previous name]". The Mortgage Note shall include all intervening endorsements showing a complete chain of title from the originator to the Company.

          (ii) Unless the Mortgage Loan is registered on the MERS System, the original Assignment of Mortgage, assigned to ______________________, but otherwise in form and substance acceptable for recording and sent for recording; provided, however, that certain recording information will not be available if, as of the related Closing Date, the Company has not received the related Mortgage from the appropriate recording office. If the Mortgage Loan was acquired by the Company in a merger, the assignment must be by "GMAC Mortgage Corporation, successor by merger to [name of predecessor]"; and if the Mortgage Loan was acquired or originated by the Company while doing business under another name, the assignment must be by "GMAC Mortgage Corporation, formerly known as [previous name]".

     Within thirty (30) days of the related Closing Date, the Company shall deliver to the Initial Owner or the Custodian as the Initial Owner's designee, for each Mortgage Loan in the related Mortgage Loan Package, the Collateral File, to the extent not already delivered. The Collateral File shall consist of the documents referred to in Exhibit A as items 1 through 9. The Company shall be responsible for recording the Assignments of Mortgage, if necessary, in accordance with Customary Servicing Procedures and this Agreement. The Owner shall be responsible for the initial and on-going fees and expenses of the Custodian.

     Except as otherwise provided in this Section 2.03, upon discovery or receipt of notice of any materially defective document in the Collateral File, or that a document in the Collateral File is missing, the Company shall have sixty (60) days to cure such defect or deliver such missing document to the Custodian. If the Company does not cure such defect or deliver such missing document within such time period, the Company shall either repurchase or substitute for such Mortgage Loan in accordance with Section 3.03.

     The Company shall promptly forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01.

     If (i) the original Mortgage, or copy thereof with evidence of recording thereon certified by the appropriate recording office to be a true copy of the recorded Mortgage, was not delivered pursuant to the above or (ii) any intervening assignment was not delivered pursuant to the above, the Company shall promptly secure the delivery of such originals and shall use its best efforts to cause such originals to be delivered to the Initial Owner or its designee within 240 days of the related Closing Date; provided, however, that in the event that the Company cannot deliver originals of items (i) or (ii) above within the specified period due to a delay caused by the recording office in the applicable jurisdiction, the Company shall instead deliver a recording receipt of such recording office or, if such recording receipt is not available, an Officer's Certificate of a servicing officer of the Company confirming that item
(i) or (ii) has been accepted for recording.

     (b) From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Owner shall release to the Company, upon written request and receipt of the Company in the form annexed hereto as Exhibit D, the original Collateral File. All documents so released to the Company shall be held by it in trust for the benefit of the Owner in accordance with Section
2.01 of this Agreement. The Company shall return to the Owner the original Collateral File, when the Company's need therefor in connection with such foreclosure or servicing no longer exists, unless the Mortgage Loan shall be liquidated, in which case, the Company shall deliver a certification to this effect to Owner in the form annexed hereto as Exhibit D, and shall deposit the Liquidation Proceeds into the Custodial Account.

     (c) Upon the repurchase of any Mortgage Loan pursuant to Section 3.03 of this Agreement or the payment in full of any Mortgage Loan and upon receipt by the Owner from the Company of a request and receipt in the form annexed hereto as Exhibit D (which request and receipt shall include a statement to the effect that all amounts received in connection with such payment or repurchase, including but not limited to the Repurchase Price, have been credited to the Custodial Account as provided in this Agreement), the Owner shall cause the Custodian to promptly release the related Collateral File to the Company.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY;
             REPURCHASE AND SUBSTITUTION; REVIEW OF MORTGAGE LOANS

     Section   3.01    Representations    and   Warranties   of   the   Company.
                       --------------------------------------------------------

The Company represents, warrants and covenants to the Owner, as of the related Closing Date or as of such other date specified below, that:

          (i) The Company is a validly existing corporation in good standing under the laws of the Commonwealth of Pennsylvania and is qualified to transact business in, is in good standing under the laws of, and possesses all licenses necessary for the conduct of its business in, each state in which any Mortgaged Property is located or is otherwise exempt or not required under applicable law to effect such qualification or license and no demand for such qualification or license has been made upon the Company by any such state, and in any event the Company is in compliance with the laws of each such State to the extent necessary to ensure the enforceability of each Mortgage Loan;

          (ii) The Company has full power and authority to hold each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and each Assignment of Mortgage (if applicable) to the Owner and this Agreement and each Assignment of Mortgage (if applicable) constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance;

          (iii) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Company's articles of incorporation or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject;

          (iv) There is no litigation pending or, to the best of Company's knowledge, threatened, with respect to the Company which is reasonably likely to have a material adverse effect on the sale of the related Mortgage Loans, the execution, delivery or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the financial condition of the Company;

          (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the terms of this Agreement, the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement except for consents, approvals, authorizations and orders which have been obtained;

          (vi) The consideration received by the Company upon the sale of the Mortgage Loans under this Agreement shall constitute fair consideration and reasonably equivalent value for the Mortgage Loans;

          (vii) The Servicing Fee received by the Company represents reasonable compensation for performing such services.

          (viii) The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Company is solvent and the sale of the Mortgage Loans will not cause the Company to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Company's creditors;

          (ix) Neither this Agreement nor any statement, report or other document furnished by or on behalf of the Company or to be furnished by or on behalf of the Company pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

          (x) The  Company  has not dealt with any  broker,  investment  banker,
     agent  or  other  Person  that  may  be  entitled  to  any   commission  or
     compensation in the connection with the sale of the Mortgage Loans;

          (xii) The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

          (xiii) The Mortgage Loans were selected on a random basis from among the outstanding residential mortgage loans contained in the Company's 30-year nonconforming fixed rate portfolio immediately prior to the related Closing Date as to which the representations and warranties set forth in this Section 3.01 and Section 3.02 could be made; and

     (xiv) Company has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"); Company has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws.


     Section 3.02  Representations  and  Warranties  as to  Individual  Mortgage
                   Loans.
                   -------------------------------------------------------------

The Company, hereby represents and warrants to the Owner, as to each Mortgage Loan as of the related Closing Date or such other date as may be specified below, that:

          (i) The information set forth in the Mortgage Loan Schedule and the related electronic data file are true, complete and correct in all material respects as of the related Cut-off Date;

          (ii) The Mortgage creates a first lien or a first priority ownership interest in the related Mortgaged Property, free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording which are acceptable to mortgage lending institutions generally and, with respect to any Mortgage Loan for which an Appraisal was made prior to the related Cut-off Date, either (A) which are referred to or otherwise considered in the Appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such Appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein;

          (iii) The Mortgage Loan has not been delinquent thirty (30) days or more at any time during the twelve (12) month period prior to the Cut-off Date for such Mortgage Loan. There are no defaults under the terms of the Mortgage Loan; and the Company has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

          (iv) There are no delinquent taxes which are due and payable, ground rents, insurance premium, leasehold payments, assessments or other outstanding charges affecting the lien priority on the related Mortgaged Property;

          (v) The terms of the Mortgage Note of the related Mortgagor and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by applicable law or is necessary to protect the interests of the Owner, and which have been approved by the title insurer and the primary mortgage insurer, as applicable, and copies of which written instruments are included in the Mortgage File. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement, which assumption agreement is part of the Mortgage File and the terms of which are reflected on the Mortgage Loan Schedule;

          (vi) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (vii) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer pursuant to standard hazard policies conforming to the requirements of Fannie Mae and Freddie Mac, Customary Servicing Procedures and the requirements of Section 4.10. All such standard hazard policies are in effect and on the date of origination contained a standard mortgagee clause naming the Company and its successors in interest as loss payee and such clause is still in effect and all premiums due thereon have been paid. If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the Flood Disaster Protection Act of 1973, as amended, such Mortgaged Property is covered by flood insurance by a generally acceptable insurer in an amount not less than the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

          (viii) Any and all requirements of any federal, state or local law including, without limitation, all applicable predatory or abusive lending, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination and servicing of the Mortgage Loan have been complied with in all material respects. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property have been made or obtained from the appropriate authorities;

          (ix) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

          (x) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors, and the Company has taken all action necessary to transfer such rights of enforceability to the Owner. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. The proceeds of the Mortgage Note have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

          (xi) Any future advances made prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae or Freddie Mac; the consolidated principal amount does not exceed the original principal amount of the Mortgage Loan; the Company shall not make future advances after the related Cut-off Date;

          (xii) The Mortgage Loan is covered by an ALTA lender's title insurance policy acceptable to Fannie Mae or Freddie Mac or other generally acceptable form of policy of insurance, with all necessary endorsements, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in clause (ii)
     (1), (2) and (3) above) the Company, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Such title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The Company is the sole insured of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Owner or the assignment to the Owner of the Company's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

          (xiii) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and, to the Company's knowledge, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Company nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

          (xiv) Except as insured against by the related title insurance referenced in paragraph (xii) above, there are no mechanics, or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

          (xv) All improvements subject to the Mortgage lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (xii) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

          (xvi) The Mortgage Loan was originated by the Company or by an eligible correspondent of the Company. The Mortgage Loan complies in all material respects with all the terms, conditions and requirements of the Company's underwriting standards attached here as Exhibit F. The Mortgage Notes and Mortgages are on forms acceptable to Fannie Mae or Freddie Mac;

          (xvii) The Mortgage Loan contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder. Principal payments commenced no more than sixty (60) days after the funds were dispersed to the Mortgagor in connection with the Mortgage Loan. The Mortgage Loan has an original term to maturity of not more than thirty (30) years, with interest payable in arrears on the first day of each month. The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Except as otherwise set forth on the related Mortgage Loan Schedule, the Mortgage Loan does not contain terms or provisions which would result in negative amortization nor contain "graduated payment" features;

          (xviii) The Mortgaged Property at origination of the Mortgage Loan was and, to the Company's knowledge, currently is free of damage and waste and at origination of the Mortgage Loan there was, and, to the Company's knowledge, there currently is, no proceeding pending, for the total or partial condemnation thereof;

          (xix) The related Mortgage contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure;

          (xx) If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Owner to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

          (xxi) If required by the applicable processing style, the Mortgage File contains an Appraisal of the related Mortgaged Property made and signed prior to the final approval of the mortgage loan application by a qualified appraiser satisfying the requirements of Title XI of The Financial Institutions Reform, and Enforcement Act of 1989, as amended, and the regulations promulgated thereunder, that is acceptable to Fannie Mae or Freddie Mac and approved by the Company. The Appraisal, if applicable, is in a form generally acceptable to Fannie Mae or Freddie Mac;

          (xxii) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in substantial compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B)
     (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations, national banks, a Federal Home Loan Bank or the Federal Reserve Bank, or (4) not doing business in such state;

          (xxiii) To the best of the Company's knowledge, there does not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, to cause the Mortgage Loan to become delinquent, or to materially adversely affect the value or marketability of the Mortgage Loan;

          (xxiv) Each of the Mortgaged Properties consists of a single parcel of real property with a detached single-family residence erected thereon, or a two- to four-family dwelling, or a townhouse, or an individual condominium unit in a condominium project or an individual unit in a planned unit development. Any condominium unit or planned unit development either conforms with applicable Fannie Mae or Freddie Mac requirements regarding such dwellings or is covered by a waiver confirming that such condominium unit or planned unit development is acceptable to Fannie Mae or Freddie Mac or is otherwise "warrantable" with respect thereto. No such residence is a mobile home or manufactured dwelling;

          (xxv) The ratio of the original outstanding principal amount of the Mortgage Loan to the lesser of the appraised value (or stated value if an appraisal was not a requirement of the applicable processing style) of the Mortgaged Property at origination or the purchase price of the Mortgaged Property securing each Mortgage Loan is not in excess of 95.00%. The original Loan-to-Value Ratio of each Mortgage Loan was not more than 95.00%, and the excess LTV over 80.00% is insured as to payment defaults by a Primary Insurance Policy issued by a primary mortgage insurer acceptable to Fannie Mae or Freddie Mac. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage Loan subject to a Primary Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Insurance Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan Schedule is net of any such insurance premium;

          (xxvi) The Mortgagor has not notified the Company, and the Company has no knowledge of any relief requested by or provided to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or any similar state law;

          (xxvii) The Company is either, and each Mortgage Loan was originated by, a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 and 211 of the National Housing Act;

          (xxviii) The origination, collection and servicing practices with respect to each Mortgage Note and Mortgage have been in accordance with Customary Servicing Procedures and legal in all material respects. With respect to escrow deposits and payments that the Company collects, all such payments are in the possession of, or under the control of, the Company, and there exist no deficiencies in connection therewith, for which customary arrangements for repayment thereof have not been made. All escrow deposits have been collected in full compliance with state and federal law. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note;

          (xxix) No fraud or misrepresentation of a material fact with respect to the origination of a Mortgage Loan has taken place on the part of the Company and to the best of the Company's knowledge, no fraud or misrepresentation of a material fact with respect to the origination of a Mortgage Loan has taken place on the part of any third party, including without limitation the Mortgagor, connected with the origination of the Mortgage Loan;

          (xxx) As of the date of origination, the Mortgaged Property was lawfully occupied under applicable law, and to the Company's knowledge, the Mortgage Property is lawfully occupied as of the related Closing Date;

          (xxxi) The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Paragraph (ii) above;

          (xxxii) No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property other than a construction-to-permanent loan which has converted to a permanent Mortgage Loan;

          (xxxiii) No Mortgage Loan is subject to a buydown agreement;

          (xxxiv) No Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated and, to the best of the Company's knowledge, following the date of origination of the Mortgage Loan, the Mortgagor with respect to the Mortgage Loan was not a debtor in any state or federal bankruptcy or insolvency proceeding, and the Mortgaged Property has not been subject to any bankruptcy or foreclosure proceedings;

          (xxxv) To the Company's knowledge, there exist no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property of which the Company is aware in which compliance with any environmental law, rule or regulation is an issue;

          (xxxvi) Article XVI, Section 50(a)(6) of the Texas Constitution (a "Texas Refinance Loan") is not applicable to the Mortgage Loan. If the Mortgage Loan was originated in Texas it is not a cash-out refinance loan;

          (xxxvii) The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a "living trust" and such "living trust" is in compliance with Fannie Mae or Freddie Mac guidelines. In the event the Mortgagor is a trustee, the borrower is a natural person;

          (xxxviii) No Mortgage Loan is subject to the provisions of the Home Ownership and Equity Protection Act of 1994, as amended or any comparable state or local law or regulation;

          (xxxix)  No  Mortgage   Loan  secured  by  property   located  in  the
     Commonwealth of Kentucky and originated on or after June 24, 2003 had an original principal amount of $200,000 or less;

          (xl) Each Mortgage Loan is a "qualified mortgage" within Section 860G(a)(3) of the Code;

          (xli) Each Mortgage Loan is covered by a paid in full, life of loan, tax service contract;

          (xlii) No Mortgage Loan is secured by a leasehold interest, mobile home or manufactured housing unit.

          (xliii) No Mortgage Loan provides for prepayment penalties.

Section 3.03 Repurchase and Substitution.
             ---------------------------

     The representations and warranties set forth in Sections 3.01 and 3.02, shall survive the sale of the Mortgage Loans and shall inure to the benefit of the Owner, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination of any Mortgage File. Upon discovery by the Company or an Owner of a breach (including any occurrence, condition, act or omission that would be a breach in the event that the Company were to have knowledge thereof) (a "Repurchase Event") of any of the representations and warranties set forth in Sections 3.01 and 3.02 (notwithstanding the Company's lack of knowledge of such representation and warranty), which Repurchase Event materially and adversely affects the value of the Mortgage Loans or the interest of the Owner (or which materially and adversely affects the interest of the Owner in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such Repurchase Event shall give prompt written notice to the other. Within ninety (90) days of the earlier of either discovery by or notice to the Company of any such Repurchase Event, the Company shall use its best efforts to promptly cure such Repurchase Event in all material respects and, if such Repurchase Event cannot be cured during such ninety (90) day period, the Company shall, at the Owner's option, repurchase such Mortgage Loan at the Repurchase Price. If any such breach shall involve any representation or warranty set forth in Section 3.01, and such breach cannot be cured within ninety (90) days of the earlier of either discovery by or notice to the Company of such breach, all the Mortgage Loans shall, at the Owner's option, be repurchased by the Company at the Repurchase Price; provided, however, that in the event of a breach of representation and warranty set forth in Section 3.01 that relates to less than all of the Mortgage Loans, the Company shall repurchase only the Mortgage Loans to which such breach relates. However, the Company may, at its option, replace a Mortgage Loan as to which a Repurchase Event has occurred as described in the foregoing sentences of this Section 3.03 and substitute in its place with a Qualified Substitute Mortgage Loan or Loans, provided, however, that any such substitution shall be effected not later than 120 days after the related Closing Date. If the Company has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan within ninety (90) days after the written notice of the Repurchase Event. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price (after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution).

     The  Company  shall  effect  any  substitution  of a  Qualified  Substitute
Mortgage Loan by delivering to the Owner the documents as are required to be delivered by Section 2.03, with the Mortgage Note endorsed as required by
Section 2.03. No substitution will be made in any calendar month after the Determination Date occurring in such month. The Company shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such

Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution will be retained by the Company. For the month of substitution, distributions to the Owner will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Company shall thereafter be entitled to retain all amounts subsequently received by the Company in respect of such Deleted Mortgage Loan. The Company shall give written notice to the Owner that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Company shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02, except to the extent a representation contained in Section 3.02 relates to an expressly specified percentage of the Mortgage Loans.

     For any month in which the Company substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Company will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Assumed Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by the Company in the month of substitution pursuant to Section 5.01. Accordingly, on the date of such substitution, the Company will deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall.

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01 Company to Act as Servicer.
             --------------------------

     The Company, as independent contract servicer, shall service and administer the Mortgage Loans for the benefit of the Owner in accordance with the terms of this Agreement and in conformity with Customary Servicing Procedures and applicable federal, state and local laws. In performing its obligations hereunder, the Company shall exercise no less than the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, but shall perform such obligations without regard to the Company's obligation to make Servicing Advances or P&I Advances, or to the Company's right to receive compensation for its services hereunder.

     Subject  to  the   above-described   servicing   standards,   the  specific
requirements and prohibitions of this Agreement and the respective Mortgage Loans, and the provisions of any Primary Insurance Policy and applicable law, the Company shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Company may deem necessary or desirable. Without limiting the generality of the foregoing, the Company shall, and is hereby authorized and empowered to (i) execute and deliver on behalf of itself and the Owner, any and all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loan and with respect to the Mortgaged Property and (ii) waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to the related Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Owner and is not prohibited by a Primary Insurance Policy; provided, however, that the Company may not, unless it has obtained the consent of the Owner, permit any modification with respect to any Mortgage Loan that would vary the Mortgage Interest Rate, defer or forgive the payment of interest or of any principal, reduce the outstanding principal amount (other than as a result of its actual receipt of payment of principal on), extend the final maturity date of such Mortgage Loan, or in the Company's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon or otherwise constitute a "significant modification" within the meaning of Treasury Regulation 1.860G-2(b). If, with the consent of the Owner, the Company permits the deferral of interest or principal payments on any Mortgage Loan, the Company shall include in each remittance for any month in which any such principal or interest payment has been deferred an amount equal to the amount that the Company would have been required to advance pursuant to
Section 5.03 if such deferred amounts had been delinquent, and shall be entitled to reimbursement for such advances only to the same extent as for P&I Advances made pursuant to Section 5.03. If reasonably required by the Company, the Owner shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

Section 4.02 Liquidation of Mortgage Loans; Servicing Advances and Foreclosure.
             -----------------------------------------------------------------

     If any payment due under any Mortgage  Loan and not  postponed  pursuant to
Section 4.01 is not paid when the same becomes due and payable, or if the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as it shall deem to be in the best interests of the Owner. If any payment due under any Mortgage Loan and not postponed pursuant to
Section 4.01 remains delinquent for a period of ninety (90) days or more, the Company shall (a) act in the best interests of the Owner, and such action may include the commencement of foreclosure proceedings, (b) if the Company commences foreclosure proceedings, notify the Owner thereof on the monthly remittance report delivered pursuant to Section 5.02 on the first Remittance Date following such commencement and (c) respond to reasonable inquiries of the Owner with respect to the Mortgage Loan or related REO Property. If the Company has commenced foreclosure proceedings and the Owner wishes to participate in such proceedings or the disposition of an REO Property upon acquisition thereof, the Owner shall notify the Company in writing (addressed to "Department Head of the Foreclosure Department") within fifteen (15) days following the Owner's receipt of the notice of commencement of foreclosure proceedings described in clause (c) of the preceding sentence, and upon receipt thereof, the Company shall thereafter periodically advise the Owner of the status of the foreclosure proceedings and follow the Owner's instructions in connection therewith. The Company shall be entitled to compensation for loss mitigation, as permitted by Fannie Mae or Freddie Mac.

     Whether in connection with the foreclosure of a Mortgage Loan or otherwise, the Company shall from its own funds make all necessary and proper Servicing Advances; provided, however, that the Company is not required to make a Servicing Advance unless the Company determines in the exercise of its good faith reasonable judgment that such Servicing Advance would ultimately be recoverable from REO Dispositions, Insurance Proceeds or Condemnation Proceeds (with respect to each of which the Company shall have the priority described in Section 4.05 for purposes of withdrawals from the Custodial Account). In the event that any Servicing Advance or any commitment to pay Servicing Advances in connection with any Mortgage Loan exceeds $5,000 in the aggregate, the Company shall secure the written approval of the Owner.

     Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged
Property, such an inspection or review is to be conducted by a qualified inspector at the Owner's expense. Upon completion of the inspection, the Company shall promptly provide the Owner with a written report of the environmental inspection. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Owner directs the Company to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Company, the Company shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Owner directs the Company not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

Section 4.03 Collection of Mortgage Loan Payments.
             ------------------------------------

     Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Company will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans when the same shall become due and payable, and will take special care in ascertaining and estimating annual taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in any Mortgage, will become due and payable in order that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 4.04 Establishment of Custodial Account; Deposits in Custodial Account.
             -----------------------------------------------------------------

     The Company shall segregate and hold all funds collected and received pursuant to each Mortgage Loan and REO Property separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts (collectively, the "Custodial Account"), in the form of non-interest bearing time deposit or demand accounts. The Custodial Account shall be established with an Eligible Depository Institution. The creation of any Custodial Account shall be evidenced by a letter agreement in the form of

Exhibit B hereto. A copy of such certification or letter agreement shall be furnished to any Owner upon request.

     The Company shall deposit in a mortgage clearing account on a daily basis and in the Custodial Account no later than the second Business Day thereafter and retain therein:

          (i) all scheduled payments due after the Cutoff Date on account of principal, including Principal Prepayments collected after the Cutoff Date, on the Mortgage Loans;

               (ii) all payments on account of interest on the Mortgage Loans (minus the portion of any such payment which is allocable to the period prior to the Cutoff Date) adjusted to the Mortgage Loan Remittance Rate;

                    (iii) all Liquidation Proceeds;

                         (iv) all Insurance Proceeds, including amounts required
                    to be deposited pursuant to Sections 4.10, 4.11 and 4.18, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Customary Servicing Procedures, the Mortgage Loan documents or applicable law;

     (v) all Condemnation Proceeds with respect to any Mortgaged Property which are not released to the Mortgagor in accordance with Customary Servicing Procedures, the Mortgage Loan documents or applicable law;

          (vi) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 3.03 and all amounts required to be deposited by the Company in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Section 3.03 or;

               (vii) any amount required to be deposited in the Custodial Account pursuant to Section 5.04; and

                    (viii) any amount  required to be deposited in the Custodial
               Account pursuant to Sections 4.01, 4.14, 5.01, 5.03 and 6.02.

     The foregoing requirements for deposit in the Custodial Account shall be exclusive. Without limiting the generality of the foregoing, payments in the nature of late payment charges, fees for special services provided to a Mortgagor and assumption fees need not be deposited by the Company in the Custodial Account.

     The Company may invest the funds in the Custodial Account in Eligible Investments designated in the name of the Company for the benefit of the Owner, which shall mature not later than the Business Day next preceding the Remittance Date next following the date of such investment (except that (i) any investment in the institution with which the Custodial Account is maintained may mature on such Remittance Date and (ii) any other investment may mature on such Remittance Date if the Company shall advance funds on such Remittance Date, pending receipt thereof to the extent necessary to make distributions to the Owner) and shall not be sold or disposed of prior to maturity. Notwithstanding anything to the contrary herein and above, all income and gain realized from any such investment shall be for the benefit of the Company and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Company out of its own funds immediately as realized. All funds required to be deposited into the Custodial Account shall be held in trust for the Owner until withdraw in accordance with Section 4.05.

Section 4.05 Withdrawals From the Custodial Account.
             --------------------------------------

     The Company shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

          (i) to make payments to the Owner in the amounts and in the manner provided for in Section 5.01;

          (ii) to reimburse itself for P&I Advances, the Company's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan that represent payments of principal and/or interest respecting which any such P&I Advance was made;

          (iii) to reimburse itself first for unreimbursed Servicing Advances, second for unreimbursed P&I Advances, and third for any unpaid Servicing Fees, the Company's right to reimburse itself pursuant to this subclause
     (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO
     Disposition Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of the Owner unless the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03 , in which case the Company's right to such reimbursement shall be subsequent to the payment to the Owner of the Repurchase Price pursuant to Sections 3.03 and all other amounts required to be paid to the Owner with respect to such Mortgage Loan;

          (iv) to reimburse itself for unreimbursed Servicing Advances and advances of the Company funds made pursuant to Section 5.03 to the extent that such amounts are nonrecoverable by the Company pursuant to subclause
     (iii) above, provided that the Mortgage Loan for which such advances were made is not required to be repurchased by the Company pursuant to Section 3.03, in which case the Company's right to such reimbursement shall be subsequent to the payment to the Owner of the Repurchase Price pursuant to
     Section 3.03 and all other amounts required to be paid to the Owner with respect to such Mortgage Loan, and to reimburse itself for such amounts to the extent that such amounts are nonrecoverable from the disposition of REO Property pursuant to Section 4.14 hereof;

          (v) Reserved.

          (vi) to pay itself with respect to each Mortgage Loan repurchased pursuant to Section 3.03 all amounts collected in respect of such Mortgage Loan and remaining on deposit in the Custodial Account as of the date on which the related Repurchase Price is deposited into the Custodial Account (other than the amount of such Repurchase Price and amounts otherwise required to be paid to the Owner pursuant to this Agreement;

          (vii) to pay itself with respect to each Mortgage Loan, servicing compensation pursuant to Section 6.03;

          (viii) to reimburse itself for any Nonrecoverable Advances; and

          (ix) to clear and terminate the Custodial Account upon the termination of this Agreement.

     On each Remittance Date, the Company shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01(a)(iv) and (v), the Company is not obligated to remit on such Remittance Date. The Company may use such withdrawn funds only for the purposes described in this Section 4.05.

     Section 4.06  Establishment of Escrow Account;  Deposits in Escrow Account.
                   -----------------------------------------------------------

     The Company shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts (collectively, the "Escrow Account"), in the form of non-interest bearing time deposit or demand accounts. The Escrow Account shall be established with an Eligible Depository Institution. The creation of any Escrow Account shall be evidenced by a letter agreement in the form of Exhibit C hereto. Upon request, the Company shall provide the Owner with a copy of a letter agreement evidencing the establishment of each Escrow Account. Notwithstanding the foregoing, the Company may deposit in the Escrow Account amounts constituting escrow payments relating to mortgage loans not subject to this Agreement, provided, however, that all Escrow Payments in the Escrow Account are insured in a manner which shall provide the maximum available insurance by the FDIC thereon.

     The Company shall deposit in a mortgage clearing account on a daily basis and no later than the second Business Day thereafter in the Escrow Account and retain therein: (i) all Escrow Payments held or collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, (ii) all Insurance Proceeds or Condemnation Proceeds that are to be applied to the restoration or repair of any Mortgaged Property and (iii) all revenues received with respect to the management, conservation, protection and operation of the REO Properties pursuant to Section 4.14. The Company shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be set forth in or in accordance with Section 4.07. The
Company shall pay to the Mortgagor interest on escrowed funds to the extent required by law notwithstanding that the Escrow Account is non-interest bearing.

     Section 4.07 Withdrawals From Escrow Account.
                  -------------------------------

     Withdrawals from the Escrow Account may be made by the Company only (a) to effect timely payments of taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage, (b) to reimburse the Company for any Servicing Advance made by the Company pursuant to Section 4.08 hereof with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (c) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan, (d) upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law, for transfer to the Custodial Account of such amounts as are to be applied to the indebtedness of a Mortgage Loan in accordance with the terms thereof, (e) for application to restoration or repair of the Mortgaged Property,
(f) to deposit into the Custodial Account the funds required to be deposited therein pursuant to Section 4.14, (g) to pay to itself amounts to which it is entitled pursuant to Section 4.14, (h) to withdraw any Escrow Payments related to a Mortgage Loan repurchased by the Company pursuant to Section 3.03, or (i) to clear and terminate the Escrow Account upon the termination of this Agreement.

     Section   4.08   Payment   of   Taxes,   Insurance   and   Other   Charges.
                      ---------------------------------------------------------

     With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of taxes, assessments, and other charges for which an escrow is maintained and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law. To the extent that a Mortgage does not provide for Escrow Payments, or the Company has waived the escrow of Escrow Payments or the Company is prohibited by applicable state law from requiring the escrow of Escrow Payments, the Company shall determine that any such payments are made by the Mortgagor. The Company assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments. The costs incurred by the Company, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not be added to the Assumed Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

     Section 4.09 Transfer of Accounts.
                  --------------------

     The Company may from time to time transfer the Custodial Account and the Escrow Account to any other Eligible Depository Institution. The Company shall notify the Owner within five (5) Business Days following any such transfer under this Section 4.09.

     Section 4.10 Maintenance of Hazard Insurance.
                  -------------------------------

     The Company shall cause to be maintained for each Mortgage Loan, fire and hazard insurance by an insurer acceptable to Fannie Mae or Freddie Mac with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is, subject to applicable law, at least equal to the lesser of (i) the maximum insurable value of the improvements securing the related Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) the minimum amount necessary to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Company will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with an insurance carrier generally acceptable to Fannie Mae or Freddie Mac, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the full insurable value of the Mortgaged Property, or (iii) the maximum amount of insurance available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, each as amended. The Company shall also maintain on any REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, each as amended, flood insurance in an amount required above. Any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, REO Property, or released to the Mortgagor in accordance with Customary Servicing Procedures or in accordance with the terms of the Mortgage Loan or applicable law) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05. It is understood and agreed that no earthquake or other additional insurance need be required by the Company of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Company, its successors and its assigns, or, upon request of the Owner, to the Owner, and shall provide for at least thirty (30) days prior written notice to the Company of any cancellation thereof. The Company shall not accept or obtain any such insurance policy from an insurance company that does not at that time maintain a General Policy Rating of B-III or better in Best's Key Rating Guide, or that is not licensed to do business in the State wherein the related Mortgaged Property is located. In no event shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to Section 4.11 hereof.

     Section 4.11 Maintenance of Blanket Insurance Policy.
                  ---------------------------------------

     If the Company shall obtain and maintain a blanket insurance policy that is issued by an insurer generally acceptable to Fannie Mae and Freddie Mac and that insures against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the coverage required pursuant to Section 4.10 and otherwise complies with all other requirements of
Section 4.10, the Company shall be deemed to have satisfied its obligations as set forth in Section 4.10. Such policy may contain a clause providing for a reasonable deductible, in which case the Company shall, if there shall not have been maintained on the related Mortgaged Property a policy complying with
Section 4.10, and if there shall have been a loss that would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. The Company shall prepare and make any claims on the blanket policy as deemed necessary by the Company in accordance with Customary Servicing Procedures. Any amounts collected by the Company under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section
4.05. Upon request of the Owner, the Company shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without ten (10) days' prior written notice.

Section 4.12      Maintenance of Mortgage Impairment Insurance Policy.
                  ---------------------------------------------------

     The Company may satisfy its obligations under Section 4.10 and 4.11 pertaining to physical storage of insurance policies and general policy rating requirements by maintaining a mortgage impairment or other form of blanket policy that will protect the Company and/or investor in the event of uninsured loss, insolvency of an insurance carrier or any other loss normally to be covered by a mortgage impairment policy. It is agreed that any expense incurred by the Company in maintaining any such insurance shall be borne by the Company. This shall be deemed to include any loss or any expense as a result of a deductible clause in such a policy.

Section 4.13      Fidelity Bond; Errors and Omissions Insurance.
                  ---------------------------------------------

     The Company, at its own expense, shall maintain with responsible companies throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees and other individuals acting on behalf of the Company in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required of the Company by Fannie Mae or Freddie Mac, if the Company were servicing the Mortgage Loans for Fannie Mae or Freddie Mac, and such policy shall be issued by a company that is acceptable to Fannie Mae or Freddie Mac. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses caused by such individuals, including losses from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such individuals. Such Fidelity Bond shall also protect and insure the Company against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.13 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. Upon the request of the Owner, the Company shall cause to be delivered to the Owner a certificate of insurance for such Fidelity Bond and errors and omissions insurance policy and a statement from the surety and the insurer that such Fidelity Bond and errors and omissions insurance policy shall in no event be terminated or materially modified without ten (10) days' prior written notice.

Section 4.14      Title, Management and Disposition of REO Property.
                  -------------------------------------------------

     If title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Company or its nominee, in either case as nominee, for the benefit of the Owner on the date of acquisition of title (the "REO Owner"). In the event the Company is not authorized or permitted to hold title to real property in the state in which the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Company, at expense of the REO Owner, from an attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the REO Owner shall acknowledge in writing that such title is being held as nominee for the REO Owner.

     The Company, either itself or through an agent (provided such agent is approved by the Owner) selected by the Company, shall manage, conserve, protect and operate each REO Property for the REO Owner solely for the purpose of its prompt disposition and sale, and in same manner that it would be required to manage, conserve, protect and operate foreclosed property for its own account (subject to the condition described in the second paragraph of Section 4.02). The Company shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Company deems to be in the best interest of the REO Owner. Notwithstanding any provision in this Section 4.14, the Owner shall have the option to manage and operate the REO Property provided the Owner gives written notice of its intention to do so within sixty (60) days after such REO Property is acquired in foreclosure or by deed in lieu of foreclosure. The election by the Owner to manage the REO Property shall not constitute a termination of any rights of the Company pursuant to section 10.02.

     The Company shall cause to be deposited in the Escrow Account, on a daily basis upon receipt thereof, all revenues received with respect to the conservation and disposition of the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the related REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 hereof and the fees of any managing agent acting on behalf of the Company. If the Company (and not an agent of the Company) manages the related REO Property, the Company shall be entitled to receive a management fee in an amount equal to the greater of $1,200 or 1% of the sales price of the related REO Property (the "REO Disposition Fee"). The Company shall be entitled to deduct the REO Disposition Fee directly from the REO Disposition proceeds prior to distribution of the REO Distribution Proceeds to the REO Owner. Any disbursement in excess of $5,000 shall be made only with the written approval of the REO Owner. For purposes of the preceding sentence, any approval give by the Owner shall constitute approval by the REO Owner. If is hereby understood and agreed by the Company that if requested by the Owner in connection with a securitization as contemplated under Article XII, the Company shall waive its right to collect an REO Disposition Fee. On or before each Determination Date, the Company shall withdraw from the Escrow Account and deposit into the Custodial Account the net income from the REO Property on deposit in the Escrow Account less any reserves required to be maintained in the Escrow Account from time to time to satisfy reasonably anticipated expenses. The Company shall furnish to the Owner on each Remittance Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month and the Company's efforts in connection with the sale of that REO Property. Such statement shall be accompanied by such other information, as the Owner shall reasonably request.

     Each REO Disposition shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to be in the best interests of the REO Owner. If upon the acquisition of title to the Mortgaged Property by foreclosure sale or deed in lieu of foreclosure or otherwise, there remain outstanding unreimbursed P&I Advances pursuant to Section 5.03 with respect to the Mortgage Loan or if, upon liquidation as provided in this Section 4.14, there remain outstanding any unreimbursed Servicing Advances with respect to the Mortgaged Property or the Mortgage Loan, the Company shall be entitled to reimbursement from the proceeds received in connection with the disposition of the Mortgaged Property, and from the Owner if such proceeds are insufficient, for any related unreimbursed Servicing Advances or related unreimbursed P&I Advances pursuant to Section 5.03. On the Remittance Date immediately following the Principal Prepayment Period in which REO Disposition Proceeds are received, the net cash proceeds of such REO Disposition shall be distributed to the REO Owner. In the event that the Company is billed for expenses related to an REO Property subsequent to the date on which the net cash proceeds of such REO Disposition are distributed to the REO Owner, the Company shall pay such expenses and shall thereupon be entitled to reimburse itself therefor by withdrawing the amount of such expenses from the Custodial Account.

     Section 4.15 Reserved.
                  -------

     Section 4.16 Inspections.
                  -----------

     If any Mortgage Loan is more than sixty (60) days delinquent, the Company immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Customary Servicing Procedures or as may be required by the primary mortgage guaranty insurer. The Company shall keep a written or electronic report of each such inspection.

     Section 4.17 Restoration of Mortgaged Property.
                  ---------------------------------

     The Company need not obtain the approval of the Owner prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Customary Servicing Procedures. For claims greater than $15,000, at a minimum the Company shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

     (a) the Company shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

     the Company shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

     the Company shall verify that the Mortgage Loan is not in default; and pending repairs or restoration, the Company shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

     If the Owner is named as an additional loss payee, the Company is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Owner.

Section 4.18      Maintenance of Primary Insurance Policy; Claims.
                  -----------------------------------------------

     If a Mortgage Loan has an original LTV of 80% or greater, the Company shall, without any cost to the Owner, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring the portion over 78% until such Primary Insurance Policy may be terminated pursuant to the Homeowners Protection Act of 1998, 12 USC ss.4901, et seq. In the event that such Primary Insurance Policy shall be terminated other than as required by law, the Company shall obtain from another insurer generally acceptable to Fannie Mae and Freddie Mac a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be generally acceptable to Fannie Mae and Freddie Mac, the Company shall determine whether recoveries under the Primary Insurance Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Company shall in no event have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Company determines that recoveries are so jeopardized, it shall notify the Owner and the Mortgagor, if required, and obtain from another insurer generally acceptable to Fannie Mae and Freddie Mac a replacement insurance policy. The Company shall not take any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Company would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Company shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary
Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement Primary Insurance Policy as provided above.

     In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself and the Owner, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Company under any Primary Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

     Section 4.19 Real Estate Owned Reports.
                  -------------------------

     Together with the statement furnished pursuant to Section 5.02, the Company shall furnish to the Owner on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Company's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information, as the Owner shall reasonably request.

     Section 4.20 Liquidation Reports.
                  -------------------

     Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed in lieu of foreclosure, the Company shall submit to the Owner a liquidation report with respect to such Mortgaged Property.

     Section  4.21  Reports  of  Foreclosures   and  Abandonments  of  Mortgaged
                    Property.
                    ------------------------------------------------------------

     Following the foreclosure sale or abandonment of any Mortgaged Property, the Company shall report such foreclosure or abandonment as required pursuant to
Section 6050J of the Code. The Company shall file information reports with respect to the receipt of mortgage interest received in a trade or business and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

     Section 4.22 Disaster Recovery/Business Continuity Plan.
                  ------------------------------------------

     The Company shall establish and maintain contingency plans, recovery plans and proper risk controls to ensure the Company's continued performance under this Agreement. Such plans shall be in accordance with Customary Servicing Procedures and in accordance with Fannie Mae requirements. The Company agrees to make copies or summaries of the plans available to one or more of the regulatory authorities supervising the Owner upon the Owner's reasonable request.


                                   ARTICLE V

                              PAYMENTS TO THE OWNER

     Section 5.01 Distributions.
                  -------------

     (a) On each Remittance Date, the Company shall remit to the Owner of record on the preceding Record Date (i) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05(ii)-(iv)), plus (ii) the aggregate amount of P&I Advances, if any, and payments pursuant to Section 5.03, if any, that the Company is obligated to make on such Remittance Date, plus (iii) the aggregate amount of any Prepayment
Interest Shortfall existing as of such Remittance Date and minus (iv) any amounts that represent early receipts of Monthly Payments due on a Due Date or Due Dates subsequent to the Due Date occurring in the month of such Remittance Date (except to the extent that, pursuant to Section 5.03, any funds described in this clause (iv) are to be remitted to the Owner in lieu of P&I Advances by the Company out of its own funds).

     (b) Each remittance pursuant to this Section 5.01 shall be made by wire transfer of immediately available funds to, or by other means of transmission or transfer that causes funds to be immediately available in, the account which shall have been designated by the Owner.

     (c) With respect to any remittance received by the Owner after the Business Day on which such payment was due, the Company shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding related Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

     (d) The Company shall ten (10) days prior to the Remittance Date on which the final distribution of funds to Owner is to be made hereunder, notify each Owner of the pendency of such distribution and such distribution shall be made to each Owner.

     Section 5.02 Statements to the Owner.
                  -----------------------

     Not later than the (10th) Business Day of the month of the related Remittance Date, the Company shall deliver to the Owner a monthly remittance statement in the form of, and providing the information described in, Exhibit E hereto and a mutually agreed upon electronic format.

     In addition, not more than sixty (60) days after the end of each calendar year, upon receipt of written request by the Owner, the Company will furnish at any time during such calendar year, a listing of the principal balances of the Mortgage Loans outstanding at the end of such calendar year.

     The Company shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority (other than those required to be filed by the Owner) or to the Owner pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.

     Section 5.03 P&I Advances by the Company.
                  ---------------------------

     Not later than the close of business on the Business Day preceding each Remittance Date, the Company shall from its own funds deposit in the Custodial Account an amount equal to all Monthly Payments that were due on the related Due Date and that were delinquent at the close of business on the related Determination Date, with the interest adjusted to the respective Mortgage Loan Remittance Rates; provided, however, that to the extent there are funds on deposit in the Custodial Account that are not otherwise required to be distributed to the Owner on such Remittance Date, the Company may remit such funds in lieu of making advances of its own funds; and further provided that any such funds held for future distribution and so used shall be appropriately reflected in the Company's records and replaced by the Company by deposit into the Custodial Account on or before each Remittance Date to the extent that funds on deposit in the Custodial Account for the related Remittance Date (determined without regard to P&I Advances required to be made on such Remittance Date) shall be less than the aggregate amount required to be distributed to the Owner pursuant to Section 5.01 on such related Remittance Date. For purposes of this
Section  5.03,  any  Monthly  Payment or portion  thereof  deferred  pursuant to
Section 4.01 shall be considered delinquent until paid. The Company's obligation to make P&I Advances as to any Mortgage Loan shall continue through the earlier to occur of (a) the repurchase of the Mortgage Loan by the Company pursuant to
Section 3.03 and (b) the Remittance Date following acquisition or disposition of title to the related Mortgaged Property through foreclosure or by delivery of a deed in lieu of foreclosure; provided, however, that if requested by a Rating Agency in connection with a securitization as contemplated under Article XII, the Company shall be obligated to make such advances through the Remittance Date prior to the date on which cash is received in connection with the liquidation of REO Property.

     Notwithstanding the provisions of this Section 5.03, the Company shall not be required to make any advance of principal and interest if, in the good faith judgment of the Company, such advance of principal and interest will not ultimately be recoverable from the related Mortgagor, from Liquidation Proceeds or otherwise. In the event that the Company determines that any such advances are non-recoverable, the Company shall provide the Owner with an Officer's Certificate.

     Section 5.04 Prepayment Interest Shortfalls.
                  ------------------------------

     Not later than the close of business on the Business Day preceding each Remittance Date, the Company shall from its own funds deposit in the Custodial Account an amount equal to the aggregate Prepayment Interest Shortfall, if any, existing in respect of the related Principal Prepayment Period.


                                   ARTICLE VI

                           GENERAL SERVICING PROCEDURE

     Section 6.01 Assumption Agreements.
                  ---------------------

     The Company shall use its best efforts to enforce any "due-on-sale" provision contained in each Mortgage or Mortgage Note to the extent permitted by law and provided that such enforcement would not impair any recovery under any related Primary Insurance Policy. The Company shall be entitled to retain as additional servicing compensation any assumption fee collected by the Company for entering into an assumption agreement. In connection with any such assumption agreement, none of the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan nor any other material terms shall be changed without the Owner's consent.

     To the extent that any Mortgage Loan is assumable, the Company shall inquire diligently into the credit worthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit worthiness of the proposed transferee does not meet such underwriting criteria, the Company diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

     Section 6.02 Release of Mortgage Files; Wrongful Satisfaction of Mortgages.
                  -------------------------------------------------------------

     Upon the payment in full of any Mortgage Loan, the Company will obtain the portion of the Mortgage File that is in the possession of the Owner, prepare and process any required satisfaction or release of the Mortgage and notify the Owner as provided in Section 5.02.

     If the Company satisfies or releases the lien of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage, the Company, upon written demand, shall remit to the Owner the then Assumed Principal Balance of the related Mortgage Loan, plus accrued interest at the Mortgage Loan Remittance Rate through the date of release, by deposit thereof in the Custodial Account. The Company shall maintain the Fidelity Bond as provided for in Section 4.13 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

     Section 6.03 Servicing Compensation.
                  ----------------------

     As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Company's Servicing Fee. The obligation of the Owner to pay the Servicing Fee is limited to, and payable solely from, the interest portion of the Monthly Payments. Additional servicing compensation in the form of assumption fees, as provided in Section 6.01, and late payment charges or otherwise shall be retained by the Company. The Company shall be entitled to request reimbursement for additional services, including:

     (a) express and other delivery charges and any other reasonable out-of-pocket expenses incurred by the Company with respect to a Mortgage Loan to the extent not ordinary to the servicing function (but not including salaries, rent and other general operating expenses of Servicer normally classified as overhead);

     (b) preparation and delivery of any special reports, magnetic tapes, disks, or transmission outside the normal monthly accounting reports; and

     (c) to the extent not ordinary to the servicing function, any action taken by the Company which the Company reasonably determines to be necessary or appropriate in order to protect the rights of Owner, (including property preservation), with respect to any Mortgage Loan, not to exceed $5,000.00 without the prior approval of the Owner (with the exception of advances for real estate taxes and insurance premiums).

     Section 6.04 Annual Statement as to Compliance.
                  ---------------------------------

     The Company shall deliver to the Owner, on or before February 28 of each year, beginning February 28, 2004, an Officers' Certificate stating that (i) a review of the activities of the Company during the preceding calendar year and of the Company's performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Servicing Officer and the nature and status thereof and the action being taken by the Company to cure such default.

     Section  6.05 Annual  Independent  Public  Accountants'  Servicing  Report.
                   ------------------------------------------------------------

     On or before February 28 of each year, beginning February 28, 2004, the Company, at its expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Owner to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans in the Company's portfolio. On the basis of this examination, the CPA firm will disclose any exceptions or errors relating to the servicing of mortgage loans, as required by paragraph four (4) of "The Uniform Single Attestation Program for Mortgage Bankers."

     Section   6.06   Owner's   Right   to   Examine   the   Company    Records.
                      ---------------------------------------------------------

     The Owner shall have the right, upon reasonable notice to the Company, to examine and audit any and all of the books, records or other information of the Company whether held by the Company or by another on behalf of the Company, which may be relevant to the performance or observance by the Company of the terms, covenants or conditions of this Agreement, and to discuss such books, records or other information with an officer or employee of the Company who is knowledgeable about the matters contained therein.

     Section 6.07 Compliance with REMIC Provisions.
                  --------------------------------

     If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Company shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or
(ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860(d) of the Code) unless the Company has received an opinion of counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

     Section 6.08 Fair Credit Reporting Act Compliance.
                  ------------------------------------

     The Company shall fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

                                  ARTICLE VII

                      REPORTS TO BE PREPARED BY THE COMPANY

     Section 7.01 The Company Shall Provide Access and Information as Reasonably
                  Required.
                  --------------------------------------------------------------

     The Company shall furnish to the Owner upon written request, during the term of this Agreement, such periodic, special or other reports or information, including but not limited to evidence of origination compliance, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the purposes of this Agreement. The Company may negotiate with the Owner for a reasonable fee for providing such report or information, unless (i) the Company is required to supply such report or information pursuant to any other section of this Agreement, or (ii) the report or information has been requested in connection with Internal Revenue Service requirements or with inquiries from one or more of the regulatory authorities supervising the Owner. The Company agrees to execute and deliver all such instruments as the Owner, from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     Section 7.02 Financial Statements.
                  --------------------

     The Company understands that, in connection with marketing the Mortgage Loans, the Owner may make available to a prospective Owner a consolidated statement of operations of the Company for the most recently completed five fiscal years for which such a statement is available as well as a consolidated statement of condition at the end of the last two fiscal years covered by such consolidated statement of operations. The Company, if it has not already done so, agrees to promptly furnish to Owner copies of the statements specified above.

     The Company also agrees to make available upon reasonable notice and during normal business hours to any prospective Owner a knowledgeable financial or accounting officer for the purposes of answering questions respecting recent developments affecting the Company or the financial statements of the Company and to permit upon reasonable notice and during normal business hours any prospective Owner to inspect the Company's servicing facilities for the purpose of satisfying such prospective Owner that the Company has the ability to service the Mortgage Loans in accordance with this Agreement.

     Section   7.03   Cooperation   with    Third-Party    Service    Providers.
                      ---------------------------------------------------------

     The Company shall cooperate with the Owner in servicing the Mortgage Loans in accordance with the usual and customary requirements of any credit enhancement, risk management and other service providers and shall otherwise cooperate with the Owner in connection with such third-party service providers and the provision of third-party services; provided, however, that such requirements are reasonably acceptable to the Company and pose no greater risk, obligation or expense to the Company than otherwise set forth in this Agreement. Any additional costs and/or expenses will be paid by the requesting party.

                                  ARTICLE VIII

                                   THE COMPANY

     Section 8.01 Indemnification; Third Party Claims.
                  -----------------------------------

     The Company agrees to indemnify the Owner and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Owner incurs resulting from the failure of the Company to perform its duties and service the Mortgage Loans in material compliance with the terms of this

Agreement. The Company shall immediately notify the Owner if a claim is made by a third party with respect to this Agreement or any of the Mortgage Loans. The Company shall follow any written instructions received from the Owner in connection with such claim and shall pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Owner in respect of such claim. The Company may request reimbursement from the Owner for any expenses incurred by it in connection with the defense of any such third party claim except when the claim is in any way related to a breach of the Company's representations and warranties set forth in the Agreement or the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement or in accordance with applicable law. Such reimbursement will be made by the Owner within thirty (30) days of notification by the Company.

     Section    8.02    Merger    or     Consolidation     of    the    Company.
                        -------------------------------------------------------

     The Company shall keep in full effect its existence, rights and franchises as a corporation, and shall preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or the ability of the Company to perform its duties under this Agreement.

     Any Person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company hereunder, shall be the successor of the Company hereunder without the execution or filing of any paper or any further act on the part of either of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) that is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac and (ii) that has a net worth of not less than $15,000,000.

     Section 8.03 Company Not to Resign.
                  ---------------------

     The Company shall not assign this Agreement (except to any affiliate or subsidiary of the Company) or resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner. No such resignation shall become effective until a successor shall have assumed the Company's responsibilities and obligations hereunder in the manner provided in Section 11.01.

                                   ARTICLE IX

                                     DEFAULT

     Section 9.01 Events of Default.
                  -----------------

         Event of Default, whenever used herein, means any one or more of the following events:

     (i) any failure by the Company to remit to the Owner any payment required to be made under the terms of this Agreement that continues unremedied for a period of three (3) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been received by the Company from the Owner; or

     (ii) any failure on the part of the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement, including, but not limited to, breach by the Company of any one or more of the representations, warranties and covenants of the Company as set forth in Section 3.01 of this Agreement, that continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been received by the Company from the Owner or party acting on behalf of the Owner; or

     (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a trustee in bankruptcy, conservator, receiver or liquidator in any bankruptcy, reorganization, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

     (iv) the Company ceases to be qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Company's ability to perform its obligations hereunder; or

     (v) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

     (vi) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations or cease its normal business operations for three (3) consecutive Business Days; or

     (vii) the Company attempts to assign its right to servicing compensation hereunder or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of Section 8.03.

If the Company obtains knowledge of an Event of Default, such party shall promptly notify the Owner. If an Event of Default shall occur, then so long as such Event of Default shall not have been remedied, the Owner may, by notice in writing to the Company, in addition to whatever rights the Owner may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Company under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section
11.01. Upon written request from the Owner, the Company shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Company's sole expense. The Company shall cooperate with the Owner and such successor in effecting the termination of the Company's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts (less any amounts due the Company pursuant to the terms of this Agreement) which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

     Section 9.02 Waiver of Defaults.
                  ------------------

     The Owner may in writing waive any past default by the Company in the performance of its obligations hereunder and the consequences thereof and any default in remitting to Owner any required distribution in accordance with this Agreement, including the Company's obligation to make P&I Advances. Subject to the preceding sentence, upon any waiver of a past default, such default shall be deemed not to exist and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement, except as otherwise stated in such waiver; provided, however, that no such waiver shall extend to any subsequent or other default or impair any right consequent thereto, except as otherwise stated in such waiver.

                                   ARTICLE X

                                  TERMINATION

     Section 10.01 Termination.
                   -----------

     (a) This Agreement shall terminate upon either: (i) the later of the distribution to the Owner of final payment or liquidation with respect to the last Mortgage Loan (or advances of same by the Company), or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder or (ii) mutual consent of the Company and the Owner in writing. The representations and warranties and indemnification provisions contained herein shall survive the termination of this Agreement.

     Section 10.02 Termination Without Cause
                   -------------------------

     The Owner may, at its sole option, terminate any rights the Company may have hereunder with respect to one or more Mortgage Loan Packages in whole or in part, without cause, upon thirty (30) days prior written notice. In the event of such a termination, the Owner agrees to pay a sum, as liquidated damages, in an amount equal to (i) two percent (2%) of the aggregate Assumed Principal Balance of the Mortgage Loans as to which the Company's services, rights and obligations hereunder are terminated if such written notice is received by the Company on or before the Business Day that is five (5) years from the related Closing Date, or
(ii) one percent (1%) of the aggregate Assumed Principal Balance of the Mortgage Loans as to which the Company's services, rights and obligations hereunder are terminated if such written notice is received by the Company after the Business Day that is five (5) years from the related Closing Date (either amount shall be referred to as "Liquidated Damages"). Any such notice of termination shall be in writing and delivered to the Company by registered mail as provided in Section
11.07 of this Agreement.

     Termination pursuant to this Section 10.02 shall be effective on the date on which the Company transfers all responsibilities, rights, duties and obligations under this Agreement to the successor appointed pursuant to Section 11.01.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     Section 11.01 Successor to the Company.
                   ------------------------

     Prior to termination of the Company's responsibilities and duties under this Agreement pursuant to Section 8.03, 9.01, 10.01(a)(ii) or 10.02 the Owner shall (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of the Company's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments received with respect to the Mortgage Loans as it and such successor shall agree. The Company shall discharge its duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence that it is obligated to exercise under this Agreement. The resignation or removal of the Company pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall not relieve the Company of its obligations under Section 3.03.

     Any successor appointed as provided herein shall execute, acknowledge and deliver to the Company and to the Owner an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. No termination of the Company or this Agreement shall affect any claims that the Owner may have against the Company arising prior to any such termination or resignation.

     The Company shall timely deliver to its successor the funds in the Custodial Account and the Escrow Account (less any amounts to which the Company is entitled pursuant to the terms of this Agreement) and all Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds. The Company shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

     Upon a successor's acceptance of appointment as such, the Company shall notify by mail the Owner of such appointment.

     In connection with the termination or resignation of the Company hereunder, either (i) the successor shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the Company shall cooperate with the successor in causing MERS to revise its records to reflect the transfer of servicing to the successor as necessary under MERS' rules and regulations, or
(ii) the Company shall cooperate with the successor in causing MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Owner and shall execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor. The Company shall file or cause to be filed any such Assignment of Mortgage in the appropriate recording office. The Company shall bear any and all fees of MERS, costs of preparing any Assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b), except in the event that the Owner terminates the Company under this Agreement in accordance with Section 10.02 hereof. The successor shall cause such Assignment of Mortgage to be delivered to the Owner promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

     Section 11.02 Repurchases and Related Assurances.
                   ----------------------------------

     In the event the Company repurchases a Mortgage Loan pursuant to Section 3.03, the Owner shall, upon any request of the Company subsequent to the Remittance Date on which the Repurchase Price has been remitted to the Owner, take actions reasonably necessary to effect the reconveyance of the Mortgage Loan.

     Section 11.03 Amendment.
                   ---------

     This Agreement may be amended only by written agreement signed by the Company and Owner hereunder.

     Section 11.04 Reserved.
                   --------

     Section 11.05 Duration of Agreement.
                   ---------------------

     This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Owner.

     Section 11.06 Governing Law.
                   -------------

     This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by federal law but without regard to principles of conflicts of laws, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 11.07 Notices.
                   -------

     Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered mail, postage prepaid, return receipt requested, and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex, telecopy or telegraph and confirmed by a writing delivered by means of (a), (b) or (c), to: (i) in the case of the Company 100 Witmer Road, Horsham, PA 19044, Attention: Bill Maguire, Senior Vice President, or such other address as may hereafter be furnished to the Owner in writing by the Company and
(ii) in the case of the Owner, Banc of America Mortgage Capital Corporation, Hearst Tower, NC1-027-21-04, 214 North Tryon Street, 21st Floor, Charlotte, North Carolina 28255, Attention: Managing Director, Fax: (704) 386-3215, or such other address or fax as may hereafter be furnished to the Company in writing by the Owner.

     Section 11.08 Severability of Provisions.
                   --------------------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 11.09 No Partnership.
                   --------------

     Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Owner.

     Section 11.10 Counterparts.
                   ------------

     This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which shall be deemed to be an original. Such counterparts shall constitute one and the same agreement.

     Section 11.11 Successors and Assigns.
                   ----------------------

     Notwithstanding anything to the contrary in this agreement, it is understood and agreed that the Owner may transfer its interest in this Agreement and the Mortgage Loans, in whole or in part, in accordance with Article XII of this Agreement. This Agreement shall inure to the benefit of and be binding upon the Company, the Owner and their respective successors and assigns permitted hereunder.

     Section 11.12 Intention of the Parties.
                   ------------------------

     It is the intention of the parties that the Initial Owner is purchasing, and the Seller is selling, the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat each of the transactions contemplated hereunder for Federal income tax purposes as a sale by the Company, and a purchase by the Initial Owner, of the Mortgage Loans. The Initial Owner shall have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Company shall cooperate with all reasonable requests made by the Initial Owner in the course of such review.

     Section 11.13 Solicitation of Mortgagor.
                   -------------------------

     The Company agrees not to directly solicit the Mortgagor of any Mortgage Loan for refinancing of any Mortgage Loan or in any way induce, or directly attempt to induce, the refinancing of any Mortgage Loan or the substitution of any Mortgage Loan with any other loan. Nothing contained herein shall prohibit the Company from (i) providing all Mortgagors for which the Company services mortgage loans with any general advertising including information brochures, coupon books, monthly statements or other similar documentation which indicates services the Company offers, including refinances or (ii) providing financing of home equity loans to Mortgagors at the Mortgagor's request.

     Section 11.14 Further Agreements.
                   -----------------

     The Owner and the Company each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

     Section 11.15 Confidential Information.
                   ------------------------

     (a) The Company shall keep confidential and shall not divulge to any party, without the Owner's prior written consent, the price paid by the Owner for the Mortgage Loans, except to the extent that it is reasonable and necessary for the Company to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.

     (b) The Owner and the Company agree they (i) shall comply with all applicable laws and regulations regarding the privacy or security of Consumer Information, (ii) shall not collect, create, use, store, access, disclose or otherwise handle Consumer Information in any manner inconsistent with any applicable laws or regulations regarding the privacy or security of Consumer Information, (iii) shall not disclose Consumer Information to any affiliated or non-affiliated third party except to enforce or preserve its rights, as otherwise permitted or required by applicable law (or by regulatory authorities having jurisdiction in the premises) or, in the case of the Company, at the specific written direction of the Owner, (iv) shall maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of Consumer Information, including maintaining security measures designed to meet the Interagency Guidelines Establishing Standards for Safeguarding Consumer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616, and the rules promulgated thereunder and
(v) shall promptly notify the other party in writing upon becoming aware of any actual breach and of any suspected breach of this section. The Company shall promptly provide the Owner's regulators information regarding such security measures upon the reasonable request of the Owner, which information shall include, but not be limited to, any SAS 70 or similar independent audit reports, summaries of test results or equivalent measures taken by the Company with respect to its security measures, as agreed upon by the parties. Each party shall indemnify and defend the other party against, and shall hold the other party harmless from, any cost, expense, loss, claim or other liability that such other party may suffer as a result of or in connection with its failure to comply with or perform the obligations set forth in this section. The restrictions set forth herein shall survive the termination of this Agreement.

     Section 11.16 Exhibits.
                   --------

     The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     Section 11.17 General Interpretive Principles.
                   -------------------------------

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires: (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

     (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs, Clauses and other subdivisions of this Agreement;

     (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs, Clauses, and other subdivisions;

     (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

     (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

                                  ARTICLE XII

                   WHOLE LOAN TRANSFER; PASS-THROUGH TRANSFER

     Section 12.01 Removal of Mortgage Loans from Inclusion under this Agreement
                   upon    a    Whole    Loan     Transfer    or    a
                   Pass-Through     Transfer on One or More Reconstitution Dates
                   -------------------------------------------------------------

     (a) The Company acknowledges and the Owner agrees that with respect to some or all of the Mortgage Loans, the Owner may effect one or more Whole Loan

Transfers or Pass-Through Transfers; provided, however, that the aggregate number of such transfers by the Owner shall not exceed four (4).

     (b) The Company shall cooperate with the Owner in connection with any Whole Loan Transfer or Pass-Through Transfer contemplated by the Owner pursuant to this Section. In connection therewith, the Owner shall deliver any Reconstitution Agreement or other document related to the Whole Loan Transfer or Pass Through Transfer to the Company at least fifteen (15) days prior to such transfer, and the Company shall execute any Reconstitution Agreement which contains servicing provisions substantially similar to those herein or otherwise reasonably acceptable to the Owner and the Company and which restates the representations and warranties contained in Section 3.01 as of the Reconstitution Date (except to the extent any such representation or warranty is not accurate on such date) and Section 3.02 herein as of the related Closing Date. The Owner hereby agrees to reimburse the Company for reasonable "out of pocket" expenses incurred by the Company related to such Whole Loan Transfer or Pass-Through Transfer, including reimbursement for the amount which reasonably reflects time and effort expended by the Company in connection therewith.

     (c) With respect to any Mortgage Loans that are subject to a Pass-Through Transfer, unless otherwise provided in the related pooling and servicing agreement or similar agreement, the Company shall (1) cause the servicing officer in charge of servicing for the Company to execute and deliver a certification (the "SEC Certification") in the format attached hereto as Exhibit G which at the Owner's option shall be (A) attached to any Form 10-K's filed with the Securities and Exchange Commission ("SEC") in connection with the related securitization trust (or similar transaction) or (B) provided to the Owner and such other Persons as are specified in the pooling and servicing agreement or similar agreement, and (2) indemnify the Owner and such other Persons as are specified in the pooling and servicing agreement or similar agreement for losses in connection with or relating to the inaccuracy of the SEC Certification provided by the Company.


     (d) All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Pass-Through Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.



          [Remainder of page intentionally blank - signatures follow.]

IN WITNESS WHEREOF, the Company and the Initial Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                   GMAC MORTGAGE CORPORATION,
                                   as Company



                                   By:      /s/ Patricia C. Taylor
                                      ------------------------------------------

                                   Name:    Patricia C. Taylor
                                        ----------------------------------------

                                   Title:    Vice President
                                        ----------------------------------------


                                   BANC OF AMERICA MORTGAGE CAPITAL CORPORATION, as Initial Owner


                                   By:    /s/ Bruce W. Good
                                      ------------------------------------------
                                   Name:    Bruce W. Good
                                        ----------------------------------------

                                   Title:    Vice President
                                         ---------------------------------------

COMMONWEALTH OF PENNSYLVANIA    )
                                ) SS.
COUNTY OF MONTGOMERY            )

     On the 28th day of August before me, a Notary Public in and for said Commonwealth, personally appeared Patricia C. Taylor known to me to be Vice President of GMAC Mortgage Corporation, that executed the within instrument and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand affixed my official seal the day and year in this certificate first above written.

                                  /s/ Margaret Brossman
                                  ----------------------------------------------
                                  Notary Public

     My Commission expires March 19, 2006.

STATE OF NORTH CAROLINA   )
                          ) SS.
COUNTY OF MECKLENBURG     )

     On the 26th day of August before me, a Notary Public in and for said state, personally appeared Bruce W. Good known to me to be a Vice President of Banc of America Mortgage Capital Corporation, the company that executed the within instrument and also known to me to be the person who executed it on behalf of said company, and acknowledged to me that such company executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand affixed my official seal the day and year in this certificate first above written.

                                /s/ Stephanie M. Seejha
                                ------------------------------------------------
                                 Notary Public

     My Commission expires September 15, 2007.

                                    EXHIBIT A
                           CONTENTS OF MORTGAGE FILES


     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items (except the items delivered to the Owner or its designee pursuant to Section 2.03), all of which shall be available for inspection by the Owner and which may be retained in microfilm, microfiche, optical storage or magnetic media in lieu of hard copy:

     1. A copy of the Mortgage Note endorsed, "Pay to the order of ___________________, without recourse" and signed in the name of the Company by an authorized officer. Such signature may be an original signature or a facsimile signature of such officer. If the Mortgage Loan was acquired by the Company in a merger, the endorsement must be by "GMAC Mortgage Corporation, successor by merger to [name of predecessor]"; and if the Mortgage Loan was acquired or originated by the Company while doing business under another name, the endorsement must be by "GMAC Mortgage Corporation, formerly known as [previous name]". The Mortgage Note shall include all intervening endorsements showing a complete chain of title from the originator to the Company.

     2. The original of any guarantee executed in connection with the Mortgage Note (if any).

     3. The original Mortgage, or a copy of the Mortgage, with evidence of recording thereon certified by the appropriate recording office to be a true copy of the recorded Mortgage, or, if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage together with a certificate of a duly authorized representative of the Company (which certificate may consist of stamped text appearing on such copy of the Mortgage), the closing attorney or an officer of the title insurer which issued the related title insurance policy, certifying that the copy is a true copy of the original of the Mortgage which has been transmitted for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

     4. Unless the Mortgage Loan is registered on the MERS System, the Assignment of Mortgage, executed in blank, but otherwise in form and substance acceptable for recording; provided, however, that certain recording information will not be available if, as of the related Closing Date, the Company has not received the related Mortgage from the appropriate recording office. If the Mortgage Loan was acquired by the Company in a merger, the assignment must be by "GMAC Mortgage Corporation, successor by merger to [name of predecessor]"; and if the Mortgage Loan was acquired or originated by the Company while doing business under another name, the assignment must be by "GMAC Mortgage Corporation, formerly known as [previous name]".

     5. Originals or certified true copies from the appropriate recording offices of all assumption, modification, consolidation and extension agreements, if any or if the original has not yet been returned from the recording office, a copy of such original certified by the Company.

     6. Originals, or certified true copies from the appropriate recording offices, of any intervening assignments of the Mortgage with evidence of recording thereon, or, if the original intervening assignment has not yet been returned from the recording office, a certified copy of such assignment.

     7.   A certified copy of any power of attorney.

     8. Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

     9. For each Mortgage Loan which is secured by a residential long-term lease, if any, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation.

     10. The original policy of title insurance or, if such insurance is in force but the original policy of title insurance has not been delivered to the Company by the issuing title insurer, the report of title insurance or other evidence of title insurance generally acceptable to Fannie Mae or Freddie Mac or, if the Mortgage Loan is the subject of a Fannie Mae or Freddie Mac approved master title insurance policy, a certified copy of the certificate of title insurance issued thereunder.

     11. The original Primary Insurance Policy, if any, or, if the Primary Insurance Policy has been issued but the original thereof has not been delivered to the Company by the issuer thereof, a copy of the Primary Insurance Policy certified by a duly authorized officer of the Company to be a true, complete and correct copy of the original, which certification may be in the form of a blanket certification relating to more than one Mortgage Loan.

     12. Original hazard insurance policy or a binder evidencing such coverage and, if required by law, flood insurance policy, with extended coverage of the hazard insurance policy, unless the Mortgage Loan is the subject of a blanket mortgage impairment insurance policy meeting the requirements of Section 4.11 of the Agreement.

     13.  Mortgage Loan closing statement (Form HUD-1 or HUD-1A).

     14.  Residential loan application.

     15.  Credit report on the Mortgagor.

     16.  Residential appraisal report, if applicable.

     17.  Photograph of the property, if applicable.

                                   EXHIBIT B

                       CUSTODIAL ACCOUNT LETTER AGREEMENT

               To:
                   ---------------------------------------
                   ---------------------------------------
                   ---------------------------------------
                  (the "Depository")

     As servicer under the Master Flow Sale and Servicing Agreement, dated as of August 1, 2003 Mortgage Loans, Group No. ______ (the "Agreement"), GMAC Mortgage Corporation (the "Company") hereby authorizes and requests you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as "GMAC Mortgage Corporation, in trust for the Owner -______________ Mortgage Loans - Group No. ______ and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                              GMAC Mortgage Corporation



                                              By__________________________

     The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number ___________________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation to the extent available under applicable law.

                                              -----------------------------
                                              (name of Depository)



                                              By_________________________

                                    EXHIBIT C

                         ESCROW ACCOUNT LETTER AGREEMENT




               To:
                   ---------------------------------------
                   ---------------------------------------
                   ---------------------------------------
                  (the "Depository")


     As servicer under the Master Flow Sale and Servicing Agreement, dated as of August 1, 2003 Mortgage Loans, Group No. ______ (the "Agreement"), GMAC Mortgage Corporation (the "Company") hereby authorizes and requests you to certify that an account exists titled "GMAC Mortgage Corporation, in trust for the Owner as indicated on GMAC Mortgage Corporation's records and various mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                                       GMAC Mortgage Corporation



                                                    By__________________________


     The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number ___________________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation to the extent available under applicable law.

                                                   -----------------------------
                                                   (name of Depository)



                                                     By_________________________

                                    EXHIBIT D

                    FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:


               RE:  The  Master  Flow  Sale  and  Servicing   Agreement,   Group
                    2003-NCFX8, dated as of August 1, 2003.


     In connection with the administration of the pool of Mortgage Loans held by you as Owner, we request the release, and acknowledge receipt, of the (Collateral File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

     Mortgagor's Name, Address & Zip Code:

Mortgage Loan Number:

     Reason for Requesting Documents (check one)

     1. Mortgage Loan Paid in Full (Company hereby certifies that all amounts received in connection therewith have been credited to the Custodial Account as provided in the Master Flow Sale and Servicing Agreement.)

     2. Mortgage Loan Repurchased Pursuant to Section 3.03 of the Master Flow Sale and Servicing Agreement (the Company hereby certifies that the repurchase price has been credited to the Custodial Account as provided in the Master Flow Sale and Servicing Agreement.)

     3. Mortgage Loan Liquidated By (the Company hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Custodial Account pursuant to the Master Flow Sale and Servicing Agreement.

     4.   Mortgage Loan in Foreclosure

     5.   Other (explain) .

     If box 1, 2, 3 or 4 above is checked, and if all or part of the Collateral File was previously released to us, please release to us, any additional documents in your possession relating to the above specified Mortgage Loan.

     If box 5 above is checked, upon our return of all of the above documents to you as Owner, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                            GMAC MORTGAGE CORPORATION


                            By:
                               ------------------------------------
                            Name:
                                 ----------------------------------
                            Title:
                                 ----------------------------------
                            Date:
                                 ----------------------------------


     Documents returned to Owner:


--------------------------------------------
Owner

By:
   ------------------------------------------------
Date:
     ----------------------------------------------

                                    EXHIBIT E

                      FORM OF MONTHLY REMITTANCE STATEMENT

                                    EXHIBIT F

                             UNDERWRITING STANDARDS

                                    EXHIBIT G

                                SEC CERTIFICATION

     I, [identify the senior officer in charge of servicing], certify [to [name of depositor] (the "Depositor"), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification,] that:

     (b) I have reviewed the information required to be delivered to the trustee by the servicer pursuant to the pooling and servicing agreement (the "Servicing Information");

     (c) Based on my knowledge, the Servicing Information, taken as a whole, does not contain erroneous or incomplete information required to be provided to the trustee by the servicer under the pooling and servicing agreement;

     (d) Based on my knowledge, the Servicing Information required to be provided to the trustee by the servicer under the pooling and servicing agreement has been provided to the trustee;

     (e) I am responsible for reviewing the activities performed by the servicer under the pooling and servicing agreement and based upon the review required under the pooling and servicing agreement, and except as disclosed in the report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

     (f) I have disclosed to [the Depositor's certificate public accountants][the servicer's certified public accountants] all significant deficiencies relating to the servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the pooling and servicing agreement.



Date:
     ----------------------------------------------


-------------------------------------------
[Signature]


-------------------------------------------
[Title]

                                    EXHIBIT H

                        FORM OF ASSIGNMENT AND CONVEYANCE


     On this [___] day of [ ], 2003, GMAC Mortgage Corporation, as the Company, under that certain Master Flow Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2003 (the "Agreement") does hereby sell, transfer, assign, set over and convey to [ ], as Initial Owner under the Agreement all of the right, title and interest of the Company in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit A, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 2.03 of the Agreement, the Company has delivered to the Custodian the documents for each Mortgage Loan to be purchased as set forth in the Agreement. The ownership of each Mortgage Note, Mortgage, and the contents of each Mortgage File is vested in the Initial Owner and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall immediately vest in the Initial Owner and shall be retained and maintained, in trust, by the Company at the will of the Initial Owner in such custodial capacity only; and upon request by the Initial Owner shall be delivered promptly by the Company to the Initial Owner.

     The Company confirms to the Initial Owner that the representations and warranties set forth in Section 3.02 of the Agreement with respect to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto, and the representations and warranties in Section 3.01 of the Agreement with respect to the Company are true and correct as of the date hereof.

     All other terms and conditions of this transaction shall be governed by the Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

                                    GMAC MORTGAGE CORPORATION

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------